================================================================================


This Amendment No. 2 to Form 8-K is filed to incorporate a change in the Item 7(b), Proforma Financial Statements, previously reported in the Amendment 1 to the Company's Current Report on Form 8-K filed on September 14, 1998.



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                            -------------------------


                                Amendment No. 2
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 1998


                              TECH DATA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             ------------------------------------------------------


    FLORIDA                           0-14625                   59-1578329
(State or other              (Commission File Number)        (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


                 5350 TECH DATA DRIVE, CLEARWATER, FLORIDA 33760
                    (Address of principal executive offices)

                            -------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 539-7429



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


================================================================================

Attachment 7(b) - Pro forma financial information.

                    INDEX TO PRO FORMA FINANCIAL INFORMATION

                                                                            Page
                                                                            ----
    Basis of Presentation.................................................  F-20
    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
       April 30, 1998.....................................................  F-21
    Unaudited Pro Forma Condensed Consolidated Statement of Income for
       the three months ended April 30, 1998..............................  F-22
    Unaudited Pro Forma Condensed Consolidated Statement of Income for
       the year ended January 31, 1998....................................  F-23
    Notes to Unaudited Pro Forma Condensed Consolidated Financial
       Statements.........................................................  F-24

                              TECH DATA CORPORATION
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

         The following Unaudited Condensed Consolidated Financial Statements give effect to the acquisition by Tech Data Corporation ("Tech Data" or the "Company") of approximately 83% of the voting stock of Computer 2000 AG ("Computer 2000") on July 1, 1998. The Unaudited Pro Forma Condensed Consolidated Balance Sheet is based upon the individual consolidated balance sheets of the Company as of April 30, 1998 and of Computer 2000 as of March 31, 1998. The Unaudited Pro Forma Condensed Consolidated Statements of Income are based upon the individual consolidated statements of income of the Company for the three months ended April 30, 1998 and the year ended January 31, 1998 and of Computer 2000 for the three months ended March 31, 1998 and the year ended December 31, 1997. The results of operations of Tech Data and Computer 2000 have been combined to give effect to the acquisition as if it had occurred at the beginning of the periods presented.

         The unaudited pro forma consolidated financial information is based upon preliminary fair value allocations relative to the purchase of Computer 2000. The final allocation of the purchase price may vary as additional information is obtained, and accordingly, the ultimate allocations may differ from the allocations used in the unaudited pro forma consolidated financial statements.

         The following pro forma financial information has been prepared from and should be read in conjunction with the historical financial statements and related notes thereto of Computer 2000 appearing in the response to Item 7(a) of Amendment No. 1 to the Company's Current Report on Form 8-K filed on September 14, 1998 and the historical financial statements and related notes thereto of Tech Data Corporation for the year ended January 31, 1998 and the three months ended April 30, 1998, previously filed with the Securities and Exchange Commission.

         The unaudited pro forma consolidated financial information is not necessarily indicative of the financial position or operating results that would have occurred had the acquisition been consummated on the date or at the beginning of the periods for which the acquisition is being given effect nor is it necessarily indicative of future operating results or financial position.

                     TECH DATA CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30, 1998
                (U.S. dollars in thousands, except share amounts)

                                                   Tech Data       Computer        Pro Forma             Combined
                                                  Corporation        2000         Adjustments            Pro Forma
                                                  -----------     ----------      -----------            ---------
ASSETS
Current assets:
   Cash and cash equivalents                      $    1,249      $   89,843      $       --            $   91,092
   Accounts receivable, net                          914,837         690,520              --             1,605,357
   Inventories                                       969,570         490,962              --             1,460,532
   Prepaid and other assets                           57,399          45,120              --               102,519
                                                  ----------      ----------      ----------            ----------
     Total current assets                          1,943,055       1,316,445              --             3,259,500
Property and equipment, net                          110,792          23,647              --               134,439
Excess of cost over acquired net assets, net          57,088          45,675         198,562 (c)(e)        301,325
Other assets, net                                     22,994          70,571         (25,629)(e)            67,936
                                                  ----------      ----------      ----------            ----------
                                                  $2,133,929      $1,456,338      $  172,933            $3,763,200
                                                  ==========      ==========      ==========            ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Revolving credit loans                          $  335,053      $  567,738      $   18,269 (d)        $  921,060
  Accounts payable                                   949,580         409,943              --             1,359,523
  Accrued expenses                                   101,877         215,149              --               317,026
                                                  ----------      ----------      ----------            ----------
    Total current liabilities                      1,386,510       1,192,830          18,269             2,597,609
Long-term debt                                         8,627              --                                 8,627
Convertible subordinated notes                            --              --         300,000 (a)           300,000
                                                  ----------      ----------      ----------            ----------
    Total liabilities                              1,395,137       1,192,830         318,269             2,906,236
                                                  ----------      ----------      ----------            ----------
Minority interest                                      3,431             156          32,648 (b)            36,235
                                                  ----------      ----------      ----------            ----------
    Total shareholders' equity                       735,361         263,352        (177,984)(a)(b)(e)     820,729
                                                  ----------      ----------      ----------            ----------
                                                  $2,133,929      $1,456,338      $  172,933            $3,763,200
                                                  ==========      ==========      ==========            ==========


             The accompanying Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements
               are an integral part of these financial statements

                     TECH DATA CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED APRIL 30, 1998
              (U.S. dollars in thousands, except per share amounts)

                                                   Tech Data       Computer        Pro Forma             Combined
                                                  Corporation        2000         Adjustments            Pro Forma
                                                  -----------     ----------      -----------            ---------
Net sales                                          $ 2,184,366    $ 1,494,967     $        --           $ 3,679,333
                                                   -----------    -----------     -----------           -----------
Cost and expenses:
   Cost of products sold                             2,044,599      1,397,745              --             3,442,344
   Selling, general and administrative expenses         94,801         67,634             626 (f)(g)        163,061
                                                   -----------    -----------     -----------           -----------
                                                     2,139,400      1,465,379             626             3,605,405
                                                   -----------    -----------     -----------           -----------
Operating profit                                        44,966         29,588            (626)               73,928
Interest expense                                         7,954          7,977           3,903 (h)            19,834
                                                   -----------    -----------     -----------           -----------

Income before income taxes                              37,012         21,611          (4,529)               54,094
Provision for income taxes                              13,815          6,977          (1,444)(i)            19,348
                                                   -----------    -----------     -----------           -----------

Income before minority interest                         23,197         14,634          (3,085)               34,746
Minority interest                                           92            (58)          2,643 (j)             2,677
                                                   -----------    -----------     -----------           -----------
Net income                                         $    23,105    $    14,692     $    (5,728)          $    32,069
                                                   ===========    ===========     ===========           ===========

Net income per common share:
  Basic                                            $       .48             --              --           $       .64
                                                   ===========    ===========     ===========           ===========
  Diluted                                          $       .46             --              --           $       .60
                                                   ===========    ===========     ===========           ===========

Weighted average common shares outstanding:
  Basic                                                 48,285             --           2,196 (1)            50,481
                                                   ===========    ===========     ===========           ===========
  Diluted                                               50,323             --           7,529 (l)            57,852
                                                   ===========    ===========     ===========           ===========


             The accompanying Notes to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements
               are an integral part of these financial statements

                     TECH DATA CORPORATION AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED JANUARY 31, 1998
              (U.S. dollars in thousands, except per share amounts)

                                                    Tech Data        Computer        Pro Forma               Combined
                                                   Corporation         2000         Adjustments              Pro Forma
                                                   ------------    ------------     ------------           ------------

Net sales                                          $  7,056,619    $  4,955,291     $         --           $ 12,011,910
                                                   ------------    ------------     ------------           ------------
Cost and expenses:
   Cost of products sold                              6,590,873       4,622,404               --             11,213,277
   Selling, general and administrative expenses         293,108         269,567           (3,197)(f)(g)         559,478
                                                   ------------    ------------     ------------           ------------
                                                      6,883,981       4,891,971           (3,197)            11,772,755
                                                   ------------    ------------     ------------           ------------

Operating profit                                        172,638          63,320            3,197                239,155
Interest expense                                         29,908          29,206           15,611 (h)             74,725
Impairment of assets                                         --          29,411          (29,411)(k)                 --
                                                   ------------    ------------     ------------           ------------

Income (loss) before income taxes                       142,730           4,703           16,997                164,430
Provision for income taxes                               52,816         (11,699)          22,195 (i)(k)          63,312
                                                   ------------    ------------     ------------           ------------
Income (loss) before minority interest                   89,914          16,402           (5,198)               101,118
Minority interest                                           429          (2,085)           3,235 (j)              1,579
                                                   ------------    ------------     ------------           ------------
Net income                                         $     89,485    $     18,487     $     (8,433)          $     99,539
                                                   ============    ============     ============           ============

Net income per common share:
  Basic                                            $       2.00              --               --           $       2.12
                                                   ============    ============     ============           ============

  Diluted                                          $       1.92              --               --           $       2.01
                                                   ============    ============     ============           ============

Weighted average common shares outstanding:
  Basic                                                  44,715              --            2,196 (1)             46,911
                                                   ============    ============     ============           ============
  Diluted                                                46,610              --            7,529 (1)             54,139
                                                   ============    ============     ============           ============



            The accompanying Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements
               are an integral part of these financial statements

                     TECH DATA CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


Note (1) - Pro Forma Balance Sheet Adjustments

         On July 1, 1998 Tech Data Corporation ("Tech Data" or the "Company") acquired approximately 83% of the outstanding voting stock of Computer 2000 AG ("Computer 2000"). The Company acquired approximately 80% of the outstanding voting stock of Computer 2000 from its parent company, Klockner & Co. AG through an exchange of approximately 2.2 million shares of Tech Data Corporation common stock and $300 million of 5% convertible subordinated notes, due 2003. In a separate cash transaction on July 1, 1998, Tech Data also acquired an additional stake of approximately 3% of Computer 2000's shares from an institutional investor. The combined value of these transactions, including expenses, totaled approximately $403 million. The transactions have been accounted for under the purchase method of accounting.

         The following are the pro forma balance sheet adjustments to reflect the purchase:

(a) Reflects the issuance of $300 million of 5% convertible subordinated notes and the issuance of 2.2 million shares of the Company's common stock paid as consideration in connection with the acquisition of Computer 2000.

(b) Reflects the elimination of the common stock, additional paid in capital and retained earnings of Computer 2000 and the establishment of minority interest.

(c) Reflects elimination of acquired goodwill of $46 million and the recognition of goodwill recorded on the acquisition. For purposes of the Unaudited Pro Forma Condensed Balance Sheet as of April 30, 1998, the goodwill was computed by subtracting from the estimated purchase price of $403 million the fair value of net assets acquired as of March 31, 1998 (net of minority interest).

(d) Reflects the debt issued to finance estimated acquisition costs and additional purchases of the outstanding common stock of C2000 subsequent to the initial acquisition financed through advances on the Company's revolving credit loans.

(e) Reflects the reduction of the acquired deferred tax asset to reflect the anticipated effective tax rate and related impact on the amount to be realized.

                     TECH DATA CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS - CONTINUED

Note (2) - Pro Forma Income Statement Adjustments


(f) Reflects the elimination of amortization expense relating to acquired goodwill.

(g) Reflects the amortization of goodwill resulting from the acquisition of Computer 2000 over a period of 40 years. Note that the goodwill of C2000 is computed herein based upon the difference between the purchase price and the preliminarily estimated fair value of net assets acquired as of the date of the closing of the transaction.

(h) Reflects the recognition of interest expense resulting from the issuance of $300 million, 5% subordinated debentures and additional debt advanced on the Company's revolving credit loans used to fund the acquisition of Computer 2000 common stock.

(i) Records the tax benefit related to the recognition of interest expense on indebtedness incurred in connection with the acquisition.

(j) Recognizes the impact of the outstanding minority interest on Computer 2000's earnings after giving effect to pro forma adjustments and related tax effects.

(k) Represents adjustment to eliminate non-recurring charges and related tax effects associated with AmeriQuest (a subsidiary of Computer 2000).

(l) Reflects the adjustment to basic and diluted weighted average common shares outstanding related to the issuance of common stock and convertible subordinated debt to finance the acquisition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TECH DATA CORPORATION



Dated:  April 30, 1999             By: /s/ JEFFERY P. HOWELLS
                                      -----------------------------
                                           Jeffery P. Howells
                                        Executive Vice President
                                       and Chief Financial Officer

                                   By: /s/ JOSEPH B. TREPANI
                                      -----------------------------
                                           Joseph B. Trepani
                                         Senior Vice President
                                       and Corporate Controller